**SECOND AMENDMENT TO
LETTER OF CREDIT ISSUANCE AND REIMBURSEMENT AND GUARANTY AGREEMENT; PARTIAL RELEASE OF CASH COLLATERAL;
AND
AGREEMENT REGARDING REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT**

THIS SECOND AMENDMENT TO LETTER OF CREDIT ISSUANCE AND REIMBURSEMENT AND GUARANTY AGREEMENT; PARTIAL RELEASE OF CASH COLLATERAL; AND AGREEMENT REGARDING REVOLVING CREDIT, GUARANTY AND SECURITY AGREEMENT (this "Amendment"), dated as of November 30, 2023, is entered into by and among BABCOCK & WILCOX ENTERPRISES, INC. (the "Borrower"), certain Guarantors from time to time party to the Financing Agreements referred to below (the "Guarantors" and, together with the Borrower, the "Loan Parties" and each, a "Loan Party"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as issuer under the Letter of Credit Agreement referred to below (in such capacity, the "Issuer"), those certain financial institutions party to the ABL Credit Agreement referred to below as the "Lenders" thereunder (collectively, the "Lenders"), and PNC, as agent for all Lenders under the ABL Credit Agreement (in such capacity, the "ABL Agent"). Terms used herein without definition shall have the meanings ascribed to them in the respective Financing Agreements (as such term is defined below).

RECITALS

A. The Loan Parties and the Issuer have previously entered into that certain Letter of Credit Issuance and Reimbursement and Guaranty Agreement, dated as of June 30, 2021 (as amended, restated, modified and/or supplemented from time to time, the "Letter of Credit Agreement", and together with the Credit Agreement, the "Letter of Credit Agreement"), pursuant to which Issuer has made a certain letter of credit facility available to Borrower.

B. The Loan Parties, Lenders and the Agent have previously entered into that certain Revolving Credit, Guaranty and Security Agreement, dated as of June 30, 2021 (as amended, restated, modified and/or supplemented from time to time, the "ABL Credit Agreement", and together with the Letter of Credit Agreement, the "Financing Agreements"), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower.

B. Prior to the date hereof, as contemplated by Section 5.2 of the Third Party Cash Pledge Agreement, Loan Parties caused The Babcock & Wilcox Company (the "Affiliate Pledgor") to provide Replacement Cash Collateral (as defined in the Third Party Cash Pledge Agreement) in the amount of $10,000,000 (such cash collateral, together with all interest accrued thereon and other funds deposited and/or available in the Affiliate Pledgor Pledge Account referenced below, collectively, the "Affiliate Pledgor Cash Collateral") pursuant to that certain Pledge Agreement (Cash Collateral) dated as of December 23, 2022 made by Affiliate Pledgor in favor of Issuer (the "Affiliate Pledgor Agreement"), which such Affiliate Pledgor Cash Collateral is currently held in account #1241224624 maintained by Affiliate Pledgor with the Issuer (the "Affiliate Pledgor Pledged Account").

C. The Loan Parties have requested: (i) that the Letter of Credit Agreement be amended to reduce the Commitment Amount thereunder immediately upon the effectiveness of this Agreement from $110,000,000 to $100,000,000, (ii) in connection with such reduction described in the foregoing clause (i), that the Issuer release from the Affiliate Pledgor Cash Collateral an amount of $10,000,000; and (iii) that the Letter of Credit Agreement be further amended to provide for a further reduction to the Commitment Amount thereunder from $100,000,000 to $90,000,000 upon the satisfaction of certain conditions (and to provide for a partial release, in such a case, from the Third Party Cash Collateral of the amount of the available funds then on deposit in the Third Party Cash Collateral Account in excess of $90,000,000); and the Issuer and ABL Agent have agreed to such requests (subject to the consent of Reimbursement/Cash Collateral Facility Agent, as required pursuant to Section 10.4(b)(v) of the Intercreditor Agreement).

D. The Loan Parties and the Issuer wish to enter into this Amendment to provide for their agreements as to the above referenced matters in writing.

E. The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Issuer's rights or remedies as set forth in the Letter of Credit Agreement or any Other Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. <u>Amendments to Letter of Credit Agreement; Partial Release of Affiliate Pledgor Cash Collateral; Potential Partial Release of Third Party Cash Collateral; Payment Directions</u>.

(a) Upon the effectiveness of this Amendment as provided for in Section 3 hereof below, Section 1.2 of the Letter of Credit Agreement is hereby amended by adding the following new definition thereto in the applicable alphabetical place:

> "<u>Second Amendment Effective Date</u>" shall have the meaning given to such term in that certain Second Amendment to Letter of Credit Issuance and Reimbursement and Guaranty Agreement; Partial Release of Cash Collateral; and Agreement regarding Revolving Credit, Guaranty and Security Agreement dated as of November 30, 2023 among Issuer, Loan Parties, PNC (as the "Agent" under the Related ABL Facility Agreement), and the lenders under the Related ABL Facility Agreement, and acknowledged by Reimbursement/Cash Collateral Facility Agent and The Babcock and Wilcox Company.
>
> "Subsequent Second Amendment Reduction" shall have the meaning set forth in the definition of "Commitment Amount."

(b) Upon the effectiveness of this Amendment as provided for in Section 3 hereof below, the definition of "Commitment Amount" set forth in Section 1.2 of the Letter of Credit Agreement is hereby amended and restated in its entirety as follows:

> "Commitment Amount" shall mean, effective immediately upon the Second Amendment Effective Date, $100,000,000; provided that, notwithstanding anything to the contrary provided for in this Agreement or any Other Document, in the event that, on any Business Day following the Second Amendment Effective Date, the aggregate amount of the Maximum Undrawn Amount of all Letters of Credit outstanding under this Agreement on such date is less than $90,000,000, then, immediately and automatically on such date, the Commitment Amount shall be reduced to $90,000,000 (any such reduction of the Commitment Amount under this proviso, the "Subsequent Second Amendment Reduction").

(c) For the avoidance of doubt, upon each reduction in the Commitment Amount provided for in this Amendment (i.e., the reduction of the Commitment Amount to $100,000,000 upon the occurrence of the Second Amendment Effective Date and any subsequent reduction of the Commitment Amount to $90,000,000 under the Subsequent Second Amendment Reduction), the Commitment of the Issuer to issue Letters of Credit under the Letter of Credit Agreement shall immediately and automatically be reduced to a corresponding amount.

(d) Notwithstanding anything to the contrary provided for in the Letter of Credit Agreement (specifically including Section 4.2 of the Letter of Credit Agreement), the Affiliate Pledgor Agreement, or any Other Document:

(i) upon the effectiveness of this Amendment as provided for in Section 3 hereof below, the Agent shall be deemed to have automatically released from the Affiliate Pledgor Cash Collateral currently held in the Affiliate Pledgor Pledged Account the amount of $10,000,000 (the "Released Affiliate Cash Collateral"), and upon such release, all pledges and Liens of any and every kind and nature created in favor of the Issuer to secure the Obligations under the Letter of Credit Agreement with respect to the Released Affiliate Cash Collateral shall be deemed permanently terminated and released (provided that, for the avoidance of doubt, none of the pledges and Liens of any kind or nature created in favor of the Issuer to secure the Obligations under the Letter of Credit Agreement pursuant to the Affiliate Pledgor Agreement with respect to the Affiliate Pledgor Pledged Account or any other Affiliate Pledgor Cash Collateral or other "Collateral" as defined in the Affiliate Pledgor Agreement (other than the Released Affiliate Cash Collateral) shall be released, terminated, or otherwise affected by the provisions of this paragraph), and

(ii) by its acknowledgment signature hereby, Affiliate Pledgor hereby agrees, and directs and instructs PNC (as the depositary bank at which the Affiliate Pledgor Pledged Account is maintained), that immediately following the effectiveness of this Amendment as provided for in Section 3 hereof below and the terminations and releases provided for in Section 1(d)(i) of this Amendment above, funds in the amount of the Released Affiliate Cash Collateral be withdrawn from the Affiliate Pledgor Pledged Account and remitted to ABL Agent as a repayment of and to be applied to the then-outstanding principal balance of the "Revolving Advances" (as defined in the Related ABL Facility Agreement) under the Related ABL Facility Agreement,

which repayment shall not, for the avoidance of doubt, permanently reduce the "Revolving Commitment" under the Related ABL Facility Agreement.

(e) Notwithstanding anything to the contrary provided for in the Letter of Credit Agreement (specifically including Section 4.2 of the Letter of Credit Agreement), the Third Party Cash Pledge Agreement, or any Other Document:

(i) upon the occurrence of the Subsequent Second Amendment Reduction, the Issuer shall be deemed to have automatically released from the Third Party Cash Collateral then held in the Third Party Cash Collateral Account an amount equal to the excess of all such Third Party Cash Collateral then held in the Third Party Cash Collateral Account over $90,000,000 (such excess (if any), the "Released Third Party Cash Collateral"), and upon such release, all pledges and Liens of any and every kind and nature created in favor of the Issuer to secure the Obligations under the Letter of Credit Agreement with respect to the Released Third Party Cash Collateral shall be deemed permanently terminated and released (provided that, for the avoidance of doubt, none of the pledges and Liens of any kind or nature created in favor of the Issuer to secure the Obligations under the Letter of Credit Agreement pursuant to the Third Party Cash Pledge Agreement with respect to the Third Party Cash Collateral Account or any other Third Party Cash Collateral or other "Collateral" as defined in the Third Party Cash Pledge Agreement (other than the Released Third Party Cash Collateral) shall be released, terminated, or otherwise affected by the provisions of this paragraph),

(ii) promptly and in any event no later than two (2) Business Days following the occurrence of the Subsequent Second Amendment Reduction, the Issuer shall withdraw funds in the amount of the Released Third Party Cash Collateral from the Third Party Cash Collateral Account and remit such funds to MSD PCOF Partners XLV, LLC (as the "Pledgor" under the Third Party Cash Pledge Agreement) ("MSD Pledgor") in accordance with the wire instructions then in effect under Section 8.2 of the Third Party Cash Pledge Agreement and

(iii) by its acknowledgment signature, PNC, acting in its capacity as Secured Party under the Third Party Pledge Agreement, hereby agrees that the Released Third Party Cash Collateral may be released to MSD Pledgor in accordance with the terms hereof.

2. Agreements regarding ABL Credit Agreement. In exchange and as partial consideration for the agreements and consents of the Issuer and the ABL Agent provided for in this Agreement, the Loan Parties hereby covenant and agree that:

(a) in the event that the respective Obligations (as defined in each of the respective Financing Agreements) under each of the Financing Agreements are not Paid in Full (as defined in each of the respective Financing Agreements) by the close of business on December 31, 2023, then a permanent Reserve in the amount of $5,000,000 shall be established against the Maximum Revolving Advance Amount and the Formula Amount (each such term as defined under the ABL Credit Agreement) (for the avoidance of doubt, and notwithstanding anything to the contrary provided for in the ABL Credit Agreement, such Reserve provided for under this paragraph shall be in addition to any and all other Reserves against the Maximum Revolving

Advance Amount and/or the Formula Amount established by the ABL Agent from time under the ABL Credit Agreement), and

(b) Borrower shall pay to ABL Agent, for the ratable benefit of the Lenders, an amendment and consent fee in the amount of $100,000 (the "Second Amendment Fee"), which such fee shall be fully earned and non-refundable upon the execution and delivery of this Amendment by all parties hereto and shall be due and payable on January 2, 2024; provided that, in the event that the Obligations (as defined in the ABL Credit Agreement) under the ABL Credit Agreement is Paid in Full (as defined in the ABL Credit Agreement) by the close of business on December 31, 2023, such Second Amendment Fee shall be deemed permanently waived immediately and automatically upon the occurrence of such Payment in Full of such Obligations.

3. Effectiveness of this Amendment. The Issuer and the ABL Agent must be satisfied that the following conditions have been met before this Amendment is effective (the date upon which such conditions are so satisfied, the "Second Amendment Effective Date"):

(a) Amendment. The Issuer has received this Amendment, fully executed by all parties, including the acknowledgment and consent signatures of each of Affiliate Pledgor, Reimbursement/Cash Collateral Facility Agent, and MSD Pledgor as indicated on the signature pages hereto.

(b) Representations and Warranties. The representations and warranties set forth herein must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

4. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Authority. Such Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its Obligations hereunder and under Financing Agreements and the Other Documents (relating to and as defined in each of the respective Financing Agreements) (as amended or modified hereby). This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The execution, delivery and performance of this Amendment (i) are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, are not in contravention of law or the terms of such Loan Party's bylaws, articles of incorporation or other applicable documents relating to such Loan Party's formation or to the conduct of such Loan Party's business or of any material agreement or undertaking to which such Loan Party is a party or by which such Loan Party is bound, (ii) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (iii) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to

have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (iv) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Loan party under the provisions of any material agreement, charter document, operating agreement or other instrument to which such Loan Party is a party or by which it or its property is a party or by which it may be bound.

(b) Representations and Warranties. Each of the representations and warranties made by a Loan Party in or pursuant to the Financing Agreements and the respective Other Documents relating to each of them and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Financing Agreements and the Respective Other Documents relating to each of them or any related agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date.

(c) No Default. No event has occurred and is continuing that constitutes a Default or an Event of Default.

5. Choice of Law. This Amendment shall in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

6. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by electronic transmission (including email transmission of a PDF copy or other copy of an image of a signed counterpart) shall be deemed to be an original signature hereto.

7. Reference to and Effect on the Other Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in each of the Letter of Credit Agreement or the ABL Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Letter of Credit Agreement or the ABL Credit Agreement (as applicable), and each reference in the respective Other Documents relating to each of them to the "Credit Agreement", the "Letter of Credit Agreement" or "L/C Facility Agreement" or "Reimbursement Agreement", or the "Related ABL Facility Agreement", or words of like import referring to the respective Financing Agreements, shall mean and be a reference to the respective Financing Agreements as modified and amended hereby.

(b) Except as specifically amended above, the Financing Agreements and the respective Other Documents relating to each of them are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Issuer and to the ABL Agent and Lenders,

as applicable, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Issuer or the ABL Agent or any Lender under any of the respective Financing Agreements and the Other Documents (relating to and as defined in each of the respective Financing Agreements), nor constitute a waiver of any provision of the respective Financing Agreements and the Other Documents (relating to and as defined in each of the respective Financing Agreements).

(d) To the extent that any terms and conditions in any of the respective Other Documents relating to each of them shall contradict or be in conflict with any terms or conditions of the respective Financing Agreements, or the Third Party Cash Pledge Agreement, or the Affiliate Pledgor Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the respective Financing Agreements, the Third Party Cash Pledge Agreement, and the Affiliate Pledgor Agreement as modified or amended hereby.

8. Estoppel. To induce the Issuer to enter into this Amendment and to continue to make extensions of credit under the Financing Agreements (as applicable), each Loan Party hereby acknowledges and agrees that, to its knowledge, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower as against the Issuer or the ABL Agent or any Lender with respect to the Obligations under the respective Financing Agreements.

9. Integration. This Amendment, together with the respective Financing Agreements and the respective Other Documents relating to each of them as amended hereby, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10. Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

11. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by the Issuer to make any changes to the terms of the respective Financing Agreements and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

12. Guarantor's Acknowledgment. With respect to the amendments and agreements as to the respective Financing Agreements, the Third Party Cash Pledge Agreement, and the Affiliate Pledgor Agreement effected by this Amendment, each Loan Party signatory hereto that is a Guarantor under the respective Financing Agreement hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) under each of the respective Financing Agreements is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except

that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Letter of Credit Agreement or the ABL Credit Agreement (as applicable), shall mean and be a reference to the respective Financing Agreements as amended or modified by this Amendment. Although the Issuer and the ABL Agent have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that neither the Issuer nor the ABL Agent has any duty under the respective Financing Agreements, the respective Guarantees, or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BABCOCK & WILCOX ENTERPRISES, INC., as Borrower

DocuSigned by:

By: Rodney Carlson

0040F0ED47014D4...

Name: Rodney Carlson
Title: Treasurer

GUARANTORS:

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EBENSBURG POWER, LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, LLC,
BABCOCK & WILCOX INDIA HOLDINGS, INC.
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
THE BABCOCK & WILCOX COMPANY
BABCOCK & WILCOX TECHNOLOGY, LLC
DELTA POWER SERVICES, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER AUSTRALIA HOLDINGS, INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
EBENSBURG ENERGY, LLC
O&M HOLDING COMPANY
POWER SYSTEMS OPERATIONS, INC.
SOFCO – EFS HOLDINGS LLC
BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX CANADA CORP.
BABCOCK & WILCOX NEW ENERGY HOLDINGS, LLC
BABCOCK & WILCOX SOLAR ENERGY, INC. (F/K/A FOSLER CONSTRUCTION COMPANY, INC.)
BABCOCK & WILCOX CHANUTE, LLC

DocuSigned by:

By: Rodney E. Carlson
0646E0ED47014D4

Name: Rodney Carlson
Title: Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Issuer

By: [signature]
Name: Matthew Leighton
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as ABL Agent and sole Lender under the ABL Credit Agreement

By: [signature]
Name: Matthew Leighton
Title: Senior Vice President

Acknowledged and Consented to for the limited purposes of Section 1 hereof, and, in the case of Reimbursement/Cash Collateral Facility Agent, Section 10.5(b)(v) of the Intercreditor Agreement):

THE BABCOCK & WILCOX COMPANY, as Affiliate Pledgor

By: ______________________________
Name: Rodney Carlson
Title: Treasurer

MSD PCOF PARTNERS XLV, LLC, as Reimbursement/Cash Collateral Facility Agent and MSD Pledgor

By: ______________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Issuer

By:______________________
Name: Matthew Leighton
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as ABL Agent and sole Lender under the ABL Credit Agreement

By:______________________
Name: Matthew Leighton
Title: Senior Vice President

Acknowledged and Consented to
for the limited purposes of Section 1 hereof,
and, in the case of Reimbursement/Cash
Collateral Facility Agent, Section 10.5(b)(v)
of the Intercreditor Agreement):

THE BABCOCK & WILCOX COMPANY, as Affiliate Pledgor

DocuSigned by:
By: Rodney Carlson
0646F0ED47014D4...
Name: Rodney Carlson
Title: Treasurer

MSD PCOF PARTNERS XLV, LLC, as Reimbursement/Cash Collateral Facility Agent and MSD Pledgor

By: ______________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Issuer

By:______________________
Name: Matthew Leighton
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as ABL Agent and sole Lender under the ABL Credit Agreement

By:______________________
Name: Matthew Leighton
Title: Senior Vice President

Acknowledged and Consented to for the limited purposes of Section 1 hereof, and, in the case of Reimbursement/Cash Collateral Facility Agent, Section 10.5(b)(v) of the Intercreditor Agreement):

THE BABCOCK & WILCOX COMPANY, as Affiliate Pledgor

By: ________________________________
Name: Rodney Carlson
Title: Treasurer

MSD PCOF PARTNERS XLV, LLC, as Reimbursement/Cash Collateral Facility Agent and MSD Pledgor

By: [signature]
Name: Marcello Liguori
Title: Partner